THIS DEED OF COVENANT is made on                              2000

BETWEEN:

(1) AUTHORISZOR HOLDINGS LIMITED (Company No. 3873915) whose registered office is at Windsor House, Cornwall Road, Harrogate HG1 2PW ("Authoriszor");

(2) WRDC LIMITED (Company No. 2945379) whose registered office is at First Floor, Ebor Court, Westgate, Leeds LS1 4ND (the "Company"); and

(3) THOSE PERSONS whose names and addresses are set out in Schedule 1 ("C Share Option Holders").

RECITALS:

(A)      The Company is a private  limited  company  incorporated in England and
         Wales  on  4  July  1994.  It  has  an  authorised   share  capital  of
         (pound)33,400 divided into:

        o         1,125,000 "A" Ordinary Shares of 1 penny each;

        o         1,125,000 "B" Ordinary Shares of 1 penny each;

        o         250,000 "C" Ordinary Shares of 1 penny each; and

        o         840,000 "D" Ordinary Shares of 1 penny each.

(B) Of the authorised share capital, all "A" Ordinary Shares, all "B" Ordinary Shares and all "D" Ordinary Shares are in issue as at close of business today and are fully paid. No "C" Ordinary Shares are in issue although the C Share Option Holders hold Options to purchase 132,500 "C" Ordinary Shares.

(C) This deed sets out the terms upon which the C Share Option Holders have agreed to sell or waive any and all rights they may have over "C" Ordinary Shares pursuant to the Options.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

1.1 In this Agreement and the Recitals and the Schedules the following terms shall have the following meanings:

         ""A" Ordinary Shares" means the "A" Ordinary Shares of 1 penny each in the capital of the Company;

         ""B" Ordinary Shares" means the "B" Ordinary Shares of 1 penny each in the capital of the Company; ""C" Ordinary Shares" means the non-voting "C" Ordinary Shares of 1 penny each in the capital of the Company;

         "Deed of Adherence" a deed in the form set out in Schedule 4;

         "Letter of Representation" means the letter of representation in the form set out in Schedule 5, as may be amended as required by the NASDAQ rules or US law

         "Options" the options granted to the C Share Option Holders (in the numbers set out in Schedule 1) pursuant to the "WRDC Limited Number 1 Share Option Scheme", a copy of which is set out at Schedule 2 and which give the C Share Option Holders certain rights to acquire "C" Ordinary Shares;

         "Issued Share Capital" shall have the meaning set out in the Shareholders Agreement;

         "Shareholders Agreement" means the agreement dated January 2000 between Authoriszor (1), the Company (2) and Garcia Hanson and Brian Edmondson ("Other Shareholders") (3) and Authoriszor Inc. (4) , pursuant to which Authoriszor has agreed to subscribe for 840,000 "D" Ordinary Shares and pursuant to which Authoriszor has been granted certain rights to acquire the "A" Ordinary Shares and the "B" Ordinary Shares.

1.2 References to the parties hereto include their respective successors in title, assignees, estates and legal personal representatives.

1.3 References to the singular shall include a reference to the plural and vice versa unless the context otherwise requires.

1.4      References to Recitals, Clauses,  Sub-Clauses and Schedules shall be to
         recitals  and  schedules  to  and  clauses  and   sub-clauses  of  this
         Agreement.

1.5      References   to  statutes  or  statutory   provisions   and  orders  or
         regulations made thereunder include that statute provision order or regulation as amended, modified re-enacted or replaced from time to time before the date hereof and to any previous statute, statutory provision order or regulation amended modified re-enacted or replaced by such statute provision order or regulation.

1.6      The clause headings shall not affect the construction of this Agreement

2.       COVENANT

2.1 The C Share Option Holders acknowledge that pursuant to the Shareholders Agreement, the holders of the "A" Ordinary Shares and "B" Ordinary Shares have granted certain rights to Authoriszor to acquire all or some of the "A" Ordinary Shares and "B" Ordinary Shares in issue.

2.2 The C Share Option Holders and Authoriszor hereby covenant and agree that in the event Authoriszor makes such an acquisition which will result in Authoriszor owing at least 50% of the Issued Share Capital of the Company ("Acquisition") the C Share Option Holders will sell, and Authoriszor will acquire, their holdings of unexerised Options or holdings of "C" Ordinary Shares (if any), in accordance with the terms set out in this Deed.

3.       PRICE AND PROCEDURE

         In the event that Authoriszor makes an Acquisition pursuant to the terms of the Shareholders Agreement then:

3.1 Authoriszor shall serve notice (in the form set out in Schedule 3) ("Notice") on any or all of the C Share Option Holders within 4 weeks of the final agreement of the price payable for each share pursuant to the Acquisition requiring them to sell to Authoriszor:

         (a)      any or all of their respective holdings of Options; and

         (b) Any or all of their respective holdings if any of "C" Ordinary Shares,

         in each case, at a price per share not less than the price per share to be paid by Authoriszor to the holders of the "A" Ordinary Shares and "B" Ordinary Shares pursuant to the Acquisition ("Price").

3.2 The C Share Option Holders each agree that in the event that a Notice is served on them in respect of any Options held by them, then they shall:

         (a) either exercise the number of Options specified in the Notice immediately at the relevant Option exercise price and then sell the resultant "C" Ordinary Shares to Authorizor as set out above; or

         (b) surrender the number of Options specified in the Notice immediately to the Company, for nil value and in return, Authoriszor shall pay to such C Share Option Holder or Holders an amount equal to the sum they would have received had they elected for option (a) above, LESS an amount equal to the relevant exercise price that would have been payable had such Options been exercised.

3.3

         (a) As an alternative to selling or surrendering their holdings in accordance with Clause 3.2 above, Authoriszor agrees that it will use reasonable endeavours to offer those C Share Option Holders who hold Options at the time that they receive a Notice, the opportunity to receive share options in Authoriszor's parent company, Authoriszor Inc.

         (b) The availability, terms, number and exercise price of such share options over shares in Authoriszor Inc. shall be at the discretion of Authoriszor, and will, if this option is chosen, require the relevant C Share Option Holder to surrender the number of Options stated in their Notice, to the Company in consideration for such grant of share options in Authoriszor Inc.

3.4 In the event of any failure by a C Share Option Holder to comply with the provisions of this Clause 3 in respect of any Options held by them that are the subject of Notice, such Options shall lapse 4 weeks after service of the Notice.

3.5 Authoriszor confirms that the Price shall be clearly and accurately stated in any Notice issued to a C Share Option Holder.

4.       COMPLETION

4.1 The completion of acquisition or surrender referred to in Clause 3 above shall take place at the offices of Authoriszor's Solicitors within 10 business days of service of the Notice when the events set out below shall occur:

         (a) The C Share Option Holders will transfer their "C" Ordinary Shares and/or their Option rights with full title guarantee to Authoriszor free from any and all security interests and together with all accrued benefits and rights accruing thereto or, as the case may be, surrender all their rights under their Options and shall deliver to Authoriszor in respect of the "C" Ordinary Shares or Option referred to in their respective
                  Notices:

                  (i) Duly completed and executed transfers in respect of any such "C" Ordinary Shares held, together with copies of any share certificates relating thereto or a form of indemnity in respect of any lost or destroyed certificates relating to such "C" Ordinary Shares.

                  (ii) The relevant Option certificates in respect of any Option held.

                  (iii) Duly executed Letters of Representation where Authoriszor satisfies any of the price by way of issue of shares in, or options over, Authoriszor Inc shares accordance with Clause 3.3 above and 5.2 below.

         (b) Authoriszor shall pay the Price in accordance with Clause 5 below.

5.       PAYMENT OF PRICE

         Subject to the rights set out at Clause 3.3 above,

5.1 On satisfaction of the provisions of Clause 4.1(a) above, Authoriszor shall procure the payment of the Price to the relevant C Share Option Holders.

5.2 At the sole discretion of Authoriszor, Authoriszor may satisfy up to a maximum of 40% of the Price by way of procuring the issue and allotment of fully paid shares in Authoriszor Inc, to the relevant C Share Option Holders as part satisfaction of consideration payable to such relevant C Share Option Holders in accordance with the terms of this Deed.

6.       ASSIGNMENT

6.1 This Agreement shall be binding upon and shall enure for the benefit of each party's personal representatives and successors in title (as the case may be) but shall not be assignable save as provided in this Clause 6.

6.2 Each of the C Share Option Holders may assign the benefit of this Deed to any person to whom they transfer any "C" Ordinary Shares in the Company pursuant to the Articles of Association, in which case such transferee shall execute a deed of adherence substantially in the form set out in Schedule 4 and subject to executing such deed of adherence, such assignee shall be entitled, and shall be assumed to have, all the benefits of this Deed which would have been conferred it if it had been a C Share Option Holder at the date hereof and thereafter all references to the C Share Option Holder in this Deed shall be read and construed as including such person as if it had been an original party hereto.

6.3 All deeds of adherence executed pursuant to Clause 6.2 shall be executed by the Company for itself and as attorney for all those persons who are then parties. Such parties hereby (or, as the case may be, by executing the relevant deed of adherence) appoint the Company as such attorney.

7.       NOTICES

         Where notice is to be given in writing to any party hereto it may be served by leaving it at the registered office or last known address of that party or by sending it by prepaid first class post or facsimile to the party's registered office or last known address within the United Kingdom supplied by the party to the other parties to this Deed for the giving of notice to that party to the other or by airmail or facsimile to any address outside the United Kingdom supplied by that party for the giving of notice to that party. A properly addressed and prepaid notice sent by first class post or airmail (as the case may be) shall be deemed to have been served at an address within the United Kingdom at the expiry of two days after the notice is posted and served at an address outside the United Kingdom at the expiry of ten days from the date of posting by airmail. Where a notice is given by facsimile, service of the same shall be deemed to be effected upon receipt of telephone or other confirmation of its receipt.

8.       GENERAL

8.1 Failure by any party hereto at any time or times to require performance of any provision of this Deed shall in no manner affect his or its right to enforce such provision at a later time. No waiver by any party hereto of any condition or the breach of any term, representation or warranty contained in this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or be deemed to be or construed as the breach of or a waiver of any other term, covenant, representation or warranty in this Agreement.

8.2 This Deed shall be governed by and construed in accordance with English Law and all the parties hereto irrevocably submit to the non-exclusive jurisdiction of the English Courts as regards any claim, dispute or matter arising out of or relating to this Deed or any of the documents to be executed pursuant to it. The parties hereto agree that service of any writ, notice or other document for the purpose of any proceedings in such Court shall be duly served upon it if delivered or sent by registered post in the manner provided by Clause 7.

8.3 This Deed may be entered into by each of the parties signing one or more counterparts which, taken together, shall constitute a complete deed.

8.4 Except where the context otherwise requires, each of the restrictions contained in this Deed shall be construed as independent of every other restriction and of every other provision of this Deed to the intent that if any such restriction or the application of any such restriction to any person or to any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other restriction or provision of this Deed or the application of such restriction to any other person or circumstance.

8.5 Nothing contained in this Deed and no action taken by any party pursuant to this Deed shall be deemed to constitute any party, a party to a partnership, association, joint venture or other entity. None of the parties hereto shall by virtue hereof have any authority to bind any other party hereto in any way except where expressly provided herein.

8.6 The C Share Option Holders hereby irrevocably by way of security for the performance of its obligation under this Deed (within the meaning of Section 4 of the Powers of Attorney Act 1971) appoints Authoriszor and any person to whom Authoriszor delegates the exercise of the power of attorney conferred by this Clause jointly and also severally to be the attorney or attorneys of the Shareholders and in their name and on their behalf and as their act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which the attorney reasonably considers necessary) for carrying out any obligation imposed on the C Share Option Holders pursuant to this Deed.

8.7 The C Share Option Holders will ratify and confirm all transactions entered into and all things done by the attorney in the exercise or purported exercise of their powers.

8.8 In the event of there being any conflict between the provision of this Deed and those contained in either the articles of association of the Company or the rules of the WRDC Limited Number 1 Share Option Scheme, all parties to this Deed agree and confirm that the provisions of this Deed shall prevail at all times.

8.9 The Company agrees to be bound by the provisions of this deed notwithstanding the provision of the articles of association of the Company or the rules of the WRDC Limited Number 1 Share Option Scheme.

AS WITNESS the hands of the parties or their duly authorised representatives on the date shown on the first page.

                                   SCHEDULE 1

                             C Share Option Holders

          Name

     Marc St John Bray
     35 The Drive
     Prestwich
     Manchester  M25 1BJ

     Garry Ian Waddington
     14 Tanfield Drive
     Burley in Wharfedale
     Ilkley  LS29 7RT

     Peter Hughes
     3 Heslington Court
     Heslington
     York  YO1 5EX

     David Mark Clarke
     The Elms
     Little Carlton
     Near Louth
     Lincolnshire  LN11 8HN

     Antony Charles Dunford
     22 Keystone Crescent
     Islington
     London  N1 9DS

                                   SCHEDULE 2

                      WRDC Limited No.1 Share Option Scheme

                                   SCHEDULE 3

                                 Form of Notice

From: Authoriszor Holdings Limited of Windsor House, Cornwall Road, Harrogate HG1 2PW.

To:


Dear Sirs

                                                                    _____ [Date]
OPTION NOTICE

We hereby give notice, pursuant to the Deed of Covenant dated [        ], of our
right to require you to:

(a) surrender [ ] options you hold over "C" Ordinary Shares in WRDC Limited; and/or

(b)      sell to us the [  ] "C" Ordinary Shares in WRDC Limited that you hold,

in each case in accordance with the terms of the Deed of Covenant.

We confirm that the Price for the Acquisition is [ ] per share of WRDC Limited.





---------------------------------------
Duly authorised for and on behalf of
Authoriszor Holdings Limited

                                   SCHEDULE 4

                                Deed of Adherence

THIS DEED OF ADHERENCE is made on o                    2000

BETWEEN:

(1) _______________ LIMITED (Registered in England No ____________ whose registered office is at________________ (the "Covenantor"); and

(2) WRDC LIMITED (Registered in England No _________________ ("the Company") for itself and as attorney for the other parties to the Deed of Covenant.

RECITAL

This Deed is supplemental to a Deed of Covenant made on _______________ between ___________________ ("the Agreement").

THIS DEED WITNESSES as follows:

1. The Covenantor hereby confirms that it has been supplied with a copy of the Deed of Covenant and hereby covenants with each of the parties hereto to observe, perform and be bound by all the terms of the Deed of Covenant as if it were a party thereto or named therein as a C Share Option Holder.

2. Each of the other parties hereto hereby covenants with the Covenantor that the Covenantor shall be entitled to the benefit of the terms of the Deed of Covenant as if it were a party thereto and named therein as a C Share Option Holder.

3. The Covenantor hereby appoints Authoriszor Limited to be its attorney for the purposes of clause 8 of the Agreement.

4. This Deed shall be governed by and construed in accordance with English law.

IN WITNESS whereof this Deed has been executed by the Covenantor and the Company for itself and as attorney for the other parties to the Agreement and is intended to be and is hereby delivered on the date shown on the first page.

                                   SCHEDULE 5

                            Letter of Representation

Authoriszor Inc.
8201 Preston Road, Suite 600
Dallas, Texas  75225

Attention:        Mr. Robert P. Jeffcock
                  President

Gentlemen:

In connection with the issuance to the undersigned of ____________ shares (the "Shares"), of common stock, par value $.01 per share (the "Common Stock"), of Authoriszor Inc., a Delaware corporation (the "Company"), the undersigned warrants and represents that:

1. The undersigned is acquiring the Shares for investment solely for his own account and not for distribution, transfer or resale to others.

2. The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Shares.

3. The undersigned understands that the Shares to be acquired have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor pursuant to the provisions of the securities laws or other laws of any other applicable jurisdiction, in reliance upon exemptions for private offerings contained in the Securities Act and the regulations promulgated thereunder and in the applicable laws of such jurisdictions. The undersigned is fully aware that the Shares subscribed for by the undersigned are to be issued to the undersigned in reliance upon such exemptions based upon the representations set forth herein. The undersigned is also fully aware of the restrictions on sale, transferability and assignment of the Shares.

4. Because the Shares have not been registered under any securities laws, they will be "restricted securities" as defined in Securities and Exchange Commission Rule 144. Accordingly, the undersigned, as a stockholder, may not sell, transfer, or otherwise dispose of them without registration under the Securities Act and applicable securities laws or the applicability of an exemption from registration (in which case the undersigned may be required to provide the Company with a legal opinion, in form and substance satisfactory to the Company and its counsel, that registration is not required).

5. The Shares are not being acquired directly or indirectly as nominee, trustee, agent, or representative for any other person or persons.

6.   The  undersigned   acknowledges  and  consents  that  certificates  now  or
     hereafter issued for the Shares will bear a legend substantially as follows:

         "The shares of stock of Authoriszor Inc. (the "Company") represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and the holder hereof cannot make any sale, pledge, hypothecation, assignment or other transfer of any shares of such stock except pursuant to an offering of such shares duly registered under the Act, and any applicable state securities laws, or under other such circumstances which in the opinion of counsel for the Company, at the time, does not require registration under the Act or any applicable state securities laws. The shares represented by this certificate are "restricted securities" within the meaning of Rule 144 promulgated by the Securities and Exchange Commission under the Act and may be subject to the limitations and reporting requirements of said rule upon resale or other distribution thereof."

7. The undersigned warrants that the information set forth in this Investment Letter is true and correct, with the knowledge that the Company is relying on the accuracy of the information and truth of the representations contained herein in connection with the Company's compliance with applicable securities laws. The undersigned further agrees to indemnify and hold harmless the Company from any and all liabilities, losses, costs, and expenses arising out of or related to the resale or other distribution by the undersigned of all or any portion of the Shares in violation of the Securities Act or of any applicable state securities laws as well as any and all liabilities, losses, costs, and expenses to which the Company may be put or that the Company may incur by reason of or in connection with any misrepresentation made by the undersigned, any breach of any of its warranties, or its failure to fulfil any of the covenants or agreements set forth herein. The representations and warranties contained herein (i) are made from the date the Board of Directors approved the issuance of the Shares to the undersigned, and (ii) are binding upon the heirs, legal representatives, successors, and assigns of the undersigned.

         Executed as of this _______ day of _______________, 2000.




[Shareholder]

Address (for purpose of the Company's stock transfer records):

EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
AUTHORISZOR HOLDINGS                           )
LIMITED acting by:                             )

Director:

Director/Secretary

EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
WRDC LIMITED acting by:                        )
                                               )
Director:

Director/Secretary

EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
MARK ST JOHN BRAY                              )

Witness signature:

Name:

Address:



Occupation:

EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
GARRY IAN WADDINGTON                           )

Witness signature:

Name:

Address:

Occupation:


EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
PETER HUGHES                                   )

Witness signature:

Name:

Address:



Occupation:



EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
DAVID MARK CLARKE                              )

Witness signature:

Name:

Address:



Occupation:

EXECUTED (but not delivered until              )
the date hereof) AS A DEED by                  )
ANTONY CHARLES DUNFORD                         )

Witness signature:

Name:

Address:



Occupation:

                                      INDEX


1.          DEFINITIONS........................................................1
2.          COVENANT...........................................................1
3.          PRICE AND PROCEDURE................................................2
4.          COMPLETION.........................................................3
5.          PAYMENT OF PRICE...................................................4
6.          ASSIGNMENT.........................................................4
7.          NOTICES............................................................4
8.          GENERAL............................................................5

SCHEDULE 1.....................................................................7
            C Share Option Holders.............................................7

SCHEDULE 2.....................................................................8
            WRDC Limited No.1 Share Option Scheme..............................8

SCHEDULE 3.....................................................................9
            Form of Notice.....................................................9

SCHEDULE 4....................................................................10
            Deed of Adherence.................................................10

SCHEDULE 5....................................................................11
            Letter of Representation..........................................11

                        DATED________________________2000

                        (1) AUTHORISZOR HOLDINGS LIMITED

                                (2) WRDC LIMITED

                (3) THE SEVERAL PERSONS REFERRED TO IN SCHEDULE 1

                                DEED OF COVENANT

                                   relating to

                                  WRDC Limited